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                                                                Exhibit 10.oo
                             AMENDMENT NUMBER FIVE

                                     TO THE

                           BW/IP INTERNATIONAL, INC.
                           CAPITAL ACCUMULATION PLAN

                      (AS RESTATED AS OF JANUARY 1, 1992)


                 The BW/IP International, Inc. Capital Accumulation Plan, as restated as of January 1, 1992, (the "Plan"), which is maintained by BW/IP International, Inc. (the "Company"), is hereby amended in the following respects:

1.       Direct Rollovers

                 Article 8 of the Plan is amended by adding to the end thereof the following new Section 8.13:


         8.13. A Distributee may elect, at the time and in the manner prescribed by the Employer, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.


                          a. "Eligible Rollover Distribution": An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's Beneficiary or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                          b. "Eligible Retirement Plan": An Eligible Retirement Plan is an individual retirement account described in
         Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code,





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         that accepts the Distributee's Eligible Rollover Distribution.
         However, in the case of an Eligible Rollover Distribution to a Participant's surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                          c.      "Distributee":  A Distributee is a
         Participant or former Participant, a Participant's or former Participant's surviving spouse, and a Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined by section 414(p) of the Code).

                          d. "Direct Rollover": A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

2.       Amendment or Termination


                 Section 11.1 of the Plan is amended by adding the following phrase immmediately preceding the existing parenthetical phrase in the first sentence of the last paragraph thereof:

         (in such manner as shall be determined in the best interests of the Company or the Participants of the Plan)

and by adding the word "or" immediately preceding the existing parenthetical phrase.

3.       Compensation Limit

                 The limit on the maximum amount of Compensation that may be taken into account under the Plan is changed from $200,000 to $150,000 and
Section 1.2(j) of the Plan shall be amended by substituting the amount of $150,000 for $200,000 each place that $200,000 currently appears in said
Section 1.2(j).
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4.        Ratification and Reaffirmation

                 Except as specifically amended hereby and as heretofore amended by the Compensation Committee of the Company, the Plan shall remain in full force and effect in accordance with its terms.

5.       Effective Date

                 This Amendment Number Five to the Plan as restated shall be effective as of January 1, 1993, except as to Paragraph 3 hereof which shall be effective as of January 1, 1994.

                 IN WITNESS WHEREOF, the Company maintaining the Plan has caused this Amendment Number Five to be executed as of the first day of January, 1994.
                                                BW/IP International, Inc.


                                                By D. G. TAYLOR
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